                                    [LOGO]

                                   NORTHSTAR

                                 EQUITY TRUST

                      SEMI-ANNUAL REPORT TO SHAREHOLDERS

                                 JUNE 30, 1999


                                   [GRAPHIC]

[PHOTO]

MARK L. LIPSON


NORTHSTAR EQUITY TRUST
SEMI-ANNUAL REPORT
JUNE 30, 1999
                                                                          [LOGO]
Dear Shareholder:

We are pleased to provide you with the semi-annual report for the Northstar Eq-uity Trust for the six months ended June 30, 1999. We are gratified with your decision to entrust your assets to the Northstar Equity Trust and are confident that we can assist you in reaching your financial objectives. Our goal is to provide you with consistent, long-term, attractive returns achieved through fundamental research, analysis, and traditional investment disciplines. Follow-ing this letter is a summary of the results of the Northstar Mid-Cap Growth Fund by Mary Lisanti, Chief Investment Officer--Equities and co-manager of the Fund. We hope you will find it informative.

The past six months saw a continuation of the recovery that began in late 1998 in the U.S. markets. Investor fears about financial turmoil and a global defla-tionary spiral faded in the wake of interest rate cuts around the globe. While the U.S. Federal Reserve was the first to cut rates in response to Long Term Capital Management, we have seen over 151 interest rate cuts worldwide since September of last year as central banks responded to the crisis by increasing liquidity. These rate cuts had the effect of stabilizing the Asian economies and as we moved through the first six months of 1999 we saw increasing signs of economic stabilization in commodity prices and economically sensitive compa-nies. While the economic backdrop of the past six months could be described as "the best of all worlds" for the U.S. financial markets, with strong GDP growth accompanied by low inflation, the recovery in the rest of the world did cause interest rates to move up by about 75 basis points. In more traditional eco-nomic cycles, such strong growth might be accompanied by inflation, but strong improvements in our productivity alleviated inflation concerns. The combination of strong economic growth, low interest rates, and good earnings growth from many sectors in the U.S. caused the markets to continue to rebound and sup-ported historically high valuations in the S&P 500; the most significant re-bound occurred in the technology and industrial sectors, which had been hit the hardest in the correction in the Fall of 1998. For the six months ended June 30, 1999, the NASDAQ increased 22.5% and the Dow Jones Industrial Average in-creased 19.49%, while the S&P 500 returned 12.32%, the S&P Midcap Index 6.22%, and the Russell 2000 was up 9.28%.

As we moved through 1999, the market began to broaden out significantly as in-vestors' confidence in a global recovery increased. While the overall backdrop was favorable for most asset classes, more traditional cyclical stocks, econom-ically sensitive issues and traditional riskier asset classes such as U.S. small capitalization stocks and emerging market issues began to outperform the larger capitalization S&P 500-type issues which had been a safe haven in times of financial turmoil. Industrial stocks as represented by the Dow Jones Indus-trial Average surpassed the S&P 500 in return for the first time in a number of years. The Spring of 1999 also saw a resurgence in interest in smaller U.S. stocks, as the Russell 2000 began to significantly outperform the S&P 500. In-ternational stocks also showed a very strong resurgence, as the Morgan Stanley International indices significantly outperformed the S&P 500, with returns ranging from 26.99% to 56.59%. While investor appetite for risk did increase, certain of the asset classes perceived as riskier or more tied to the credit cycle, such as high yield bonds, continued to lag through most of the past six months. Traditional "value" stocks began to outperform "growth" stocks in this time frame, and commodity prices strengthened as Asia recovered. Most notable was the sharp recovery in the price of oil, which rose from $12.05 per barrel to $19.29 per barrel during the first six months of 1999.

While it is too early to state that the market leadership has shifted, we do believe that the market will continue to broaden out as investors increas-ingly focus on companies with the potential to provide strong earnings growth that sell at reasonable valuations relative to their growth rates. As the global economy accelerates, the unusual confluence of events that conspired to keep inflation levels perhaps artificially low will dissipate, and it is logi-cal to assume that inflation returns to a more normalized "pre-financial cri-sis" 2.5%-3.0% rate. While we do not expect inflation to accelerate much beyond that, that move alone represents a significant increase from the 1.5%-2.0% rate we had seen for most of 1998 and the early part of 1999. While we do not view the recent Fed interest rate increase of 25 basis points as "the first of man-y", as the global economy recovers its equilibrium, it is also logical to as-sume that interest rates recover to their "pre-crisis" levels, which would put the yield on long-term rates in the U.S. in the 6%-7% range versus the current rate of 6.07%. This may put a further cap on the performance of the larger cap-italization S&P 500 stocks. We believe that over the next six to twelve months, active managers may have an opportunity to outperform the indices as stock-picking capabilities become increasingly important.

As we move into the next millenium, we see a continuation of the global eco-nomic recovery leading to stronger profit growth for equities.

The returns for the equity market as measured by the S&P 500 over the past sev-eral years have been significantly outside the historical range of 8-10% and it is logical to assume that at some point we will return to this historical range. While returns of the S&P 500 over the next twelve months may be a bit more subdued than in the recent past, the vast majority of stocks have not been invited to "join the party" until recently; we believe that we may see returns in those stocks improve, as we believe that is where most of the profit im-provement will be concentrated.

Pundits say that "bull markets always climb a wall of worry" and this one has been no different. We continue to face uncertainty on the geopolitical front with the situation in Kosovo and economic uncertainty about the impact of Y2K. As of now, we believe that both of those issues are manageable. We do not see the military action in Kosovo developing into a full-scale war. While it is possible that the Y2K phenomenon may create some dislocations, this has been an area of significant investment and focus by corporate America for some period of time; given the amount of time, energy and money that has been spent to en-sure that Y2K does not have a catastrophic impact on the American economy, we believe the odds are high that any problems will be manageable.

Many of the positive forces that have driven the U.S. stock market to new heights are secular, not cyclical. Throughout this decade, U.S. corporations have improved their efficiency and profitability through strategic investments in productivity-improving technology and the replacement of labor with technol-ogy; we believe that trend will continue, if not accelerate, as we enter the next millenium and U.S. corporations begin to exploit the power of the Internet as a distribution channel and reap the benefits of a recovery in Asia and the developing world.

We thank you for the trust you have placed in our firm and look forward to con-tinuing to serve your investment needs in the future.

Sincerely,

/s/ Mark L. Lipson

Mark L. Lipson
President
MARK L. LIPSON

--------------------------------------------------------------------------------

                      (This Page Left Blank Intentionally)

[PHOTO]

MARY LISANTI

[PHOTO]

JEFF BERNSTEIN


NORTHSTAR
Mid-Cap Growth Fund
                                                                          [LOGO]

The Markets
  . After a tumultuous close to 1998, the first six months of 1999 saw the U.S. equity markets climb in a relatively straightforward manner. The im-peachment of President Clinton, the devaluation of the Brazilian Real, and a war in the Balkans were unable to derail the stock market's ascent. The rally in the equity market was one of the broadest in recent history. All asset classes from small cap to megacap stocks had solid gains, while more cyclical economic sectors fueled the returns in the second quarter on the heels of robust economic data.
  . The strength of the economy and some rare signs of inflation put pressure on the bond market, sending the yield on the 30-Year U.S. Treasury bond from 5.08% at the start of the year to 5.99% by the end of June. The April Consumer Price Index turned in its largest monthly increase in nearly nine years, while Japan's economy appeared to be on the road to recovery as first quarter GDP grew 1.9%. While this news spelled trouble for the bond market, the markets largely anticipated the Fed rate hike that came at the end of June. However, U.S. equity investors took this as a sign that earn-ings growth would make a comeback sooner than expected.
  . The S&P 500 gained 12.32% during the first six months of 1999, while the Dow Jones Industrials crossed the 10,000 mark for the first time and re-turned 19.49%. Small cap stocks showed substantial improvement, as the Russell 2000 Index turned in a gain of 9.28%, while the S&P Midcap Index earned 6.22%.

The Fund
  . For the six months ended June 30, 1999, the Northstar Mid-Cap Growth Fund returned 32.79%, 32.61%, 32.33%, and 32.95% for Class A, B, C, and I
    shares, respectively.
  . The Fund benefited from a number of market trends and investment strate-gies. In the rising interest rate environment, financial stocks were avoided almost completely, while the portfolio broadened its exposure to more economically-sensitive sectors such as energy and consumer cyclicals. Second, while the Internet fueled a large part of the Fund's early gains, these positions were reduced in favor of semiconductor and communications stocks.

Current Strategy
  . We have maintained the outlook that the U.S. economy was stronger than most observers had originally thought, and we are now seeing evidence of this in economic data and in corporate earnings. At the same time, the global economy is recovering, which has broadened investor interest away from the megacap and technology stocks, which have been fueling most of the market's gains during 1998.
  . While we have broadened the sector allocations into more cyclical sectors, we continue to concentrate on the technology and communications trends that are consuming much of corporate spending. Within these two sectors, we have allocated capital towards the companies that are providing the Internet infrastructure, as it remains unclear as to who the winners will be in the consumer Internet space. Thus, we have increased positions in semiconductors, networking equipment, and telecommunications.
  . The strong performance during the first half of 1999 has caused an even sharper focus on the valuations of the holdings in the Fund. We have not been afraid to realize gains on some of our best performing stocks, but we remain encouraged that we can find companies with excellent growth pros-pects at reasonable prices, while we continue to see increasing investor interest in small and midcap stocks.

--------------------------------------------------------------------------------
Fund Information (All data are as of 6/30/99)       Total Net Assets $47,126,162
--------------------------------------------------------------------------------

 Top 10 Holdings
 Name                                    % Fund
1    Teradyne, Inc.                       1.8%
2    QUALCOMM, Inc.                       1.6%
3    Lam Research Corp.                   1.5%
4    Comverse Technology, Inc.            1.4%
5    Solectron Corp.                      1.4%
6    Conexant Systems, Inc.               1.3%
7    Lexmark International Group, Inc.    1.3%
8    National Semiconductor Corp.         1.3%
9    Tandy Corp.                          1.3%
10   Uniphase Corp.                       1.3%
                                         -----
                                         14.2%
                                         =====

Top 5 Industries
(by percentage of net assets)


Semiconductor           16.9%

Consumer Cyclicals      11.8%

Telecommunications
Equipment                7.2%

Energy                   7.0%

Electronic
Production/
Equipment                6.4%

SEC Average Annual Rates of Return
(at maximum applicable sales charge)

---------------------------------
         Inception 5 years 1 year
---------------------------------
Class A     63.90%     N/A    N/A
---------------------------------
Class B     67.00%     N/A    N/A
---------------------------------
Class C     70.50%     N/A    N/A
---------------------------------
Class I     72.70%     N/A    N/A
---------------------------------

Cumulative Total Return
(do not reflect sales charge)

---------------------------------
         Inception 5 years 1 year
---------------------------------
Class A     72.10%     N/A    N/A
---------------------------------
Class B     72.00%     N/A    N/A
---------------------------------
Class C     71.50%     N/A    N/A
---------------------------------
Class I     72.70%     N/A    N/A
---------------------------------

------------------------------------------------                      ---------

NORTHSTAR MID-CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

Security                                Shares       Value
----------------------------------------------------------
Common Stocks -- 98.74%
Basic Material -- 3.33%
Abitibi-Consolidated, Inc.              27,800 $   316,225
Bemis Co., Inc.                          8,800     349,800
Bowater, Inc.                            4,200     198,450
H.B. Fuller Co.                          6,100     417,087
Smurfit-Stone Container Corp. @         13,900     285,819
                                               -----------
                                                 1,567,381
                                               -----------
Biotechnology -- 3.25%
Centocor, Inc. @                         9,600     447,600
Gilead Sciences, Inc. @                  2,300     120,175
Immunex Corp. @                          2,300     293,106
MedImmune, Inc. @                        6,200     420,050
The Liposome Co., Inc. @                13,100     250,538
                                               -----------
                                                 1,531,469
                                               -----------
Capital Goods -- 4.84%
KEMET Corp. @                           10,000     229,375
Millipore Corp.                          9,200     373,175
PACCAR, Inc.                             2,900     154,788
Pall Corp.                              15,800     350,562
Republic Services, Inc. @               11,800     292,050
Solectron Corp. @                       10,000     666,875
Terex Corp.                              7,000     213,062
                                               -----------
                                                 2,279,887
                                               -----------
Communication Services -- 3.79%
Advanced Radio Telecom Corp. @          18,900     271,688
Allegiance Telecom, Inc. @               6,300     345,712
Colt Telecom Group PLC @ **              3,600     310,950
Time Warner Telecom, Inc. @                900      26,100
VoiceStream Wireless Corp. @            17,900     509,031
Western Wireless Corp. @                11,900     321,300
                                               -----------
                                                 1,784,781
                                               -----------
Computer Communications -- 1.91%
Brocade Communications Systems, Inc. @   1,500     144,656
Extreme Networks, Inc. @                 6,100     354,182
Juniper Networks, Inc. @                 1,000     149,000
Redback Networks, Inc. @                 2,000     251,125
                                               -----------
                                                   898,963
                                               -----------
Computer Software -- 3.84%
Citrix Systems, Inc. @                   4,400     248,600
Compuware Corp. @                       14,000     445,375
Macromedia, Inc. @                       4,700     165,675
New Era of Networks, Inc. @              5,100     224,081
Rational Software Corp. @               13,200     434,775
Siebel Systems, Inc. @                   4,400     292,050
                                               -----------
                                                 1,810,556
                                               -----------
Consumer Cyclicals -- 11.77%
Abercrombie & Fitch Co. @                7,800     374,400
American Eagle Outfitters, Inc. @       12,800     582,400
AnnTaylor Stores Corp. @                 7,200     324,000

--------------------------------------------------------------------------------

NORTHSTAR MID-CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

Security                                          Shares       Value
--------------------------------------------------------------------
Consumer Cyclicals -- continued
Cooper Tire & Rubber Co.                           9,400 $   222,075
Family Dollar Stores, Inc.                         7,100     170,400
Gemstar International Group Ltd. @                 5,600     365,400
Hasbro, Inc.                                      16,100     449,794
Linens 'n Things, Inc. @                           8,100     354,375
Mandalay Resort Group @                           15,400     325,325
Nielsen Media Research, Inc.                       8,500     248,625
Park Place Entertainment Corp. @                  35,200     341,000
Saks, Inc. @                                      14,300     412,912
Tandy Corp.                                       12,400     606,050
Tiffany & Co.                                      4,900     469,326
Tommy Hilfiger Corp. @                             4,100     301,350
                                                         -----------
                                                           5,547,432
                                                         -----------
Consumer Staples -- 5.62%
Chancellor Media Corp. @                           3,900     214,988
EchoStar Communications Corp. @                    1,800     276,187
Foodmaker, Inc. @                                  7,300     207,138
Hispanic Broadcasting Corp. @                      3,100     235,212
Outback Steakhouse, Inc. @                         6,450     253,566
Radio One, Inc. @                                  6,800     316,200
RCN Corp. @                                        6,000     249,750
Sinclair Broadcast Group, Inc. @                  14,500     237,437
United Pan-Europe Communications N.V. @ **         3,500     193,375
Univision Communications, Inc. @                   7,000     462,000
                                                         -----------
                                                           2,645,853
                                                         -----------
Diversified Commerical Services -- 0.02%
Abacus Direct Corp. @                                100       9,150
                                                         -----------
Diversified Electronic Products -- 1.30%
Uniphase Corp. @                                   3,700     614,200
                                                         -----------
EDP Peripherals -- 2.43%
Electronics for Imaging, Inc. @                    6,600     339,075
Lexmark International Group, Inc. @                9,000     594,562
Network Appliance, Inc. @                          3,800     212,325
                                                         -----------
                                                           1,145,962
                                                         -----------
EDP Services -- 1.86%
BEA Systems, Inc. @                               16,200     462,713
The BISYS Group, Inc. @                            7,100     415,350
                                                         -----------
                                                             878,063
                                                         -----------
Electronic Components -- 1.02%
DSP Communications, Inc. @                        16,700     482,213
                                                         -----------
Electronic Data Processing -- 0.68%
Apple Computer, Inc.                               6,900     319,556
                                                         -----------
Electronic Production/Equipment -- 6.44%
Applied Materials, Inc. @                          3,700     273,338
ASM Lithography Holding N.V. @                     5,900     350,312
KLA-Tencor Corp. @                                 4,400     285,450
Lam Research Corp. @                              15,400     718,987
Taiwan Semiconductor Manufacturing Co. Ltd. @ **  15,800     537,200
Teradyne, Inc. @                                  12,100     868,175
                                                         -----------
                                                           3,033,462
                                                         -----------

--------------------------------------------------------------------------------

NORTHSTAR MID-CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

Security                              Shares       Value
--------------------------------------------------------
Energy -- 6.95%
Apache Corp.                          11,900 $   464,100
Baker Hughes, Inc.                    13,900     465,650
BJ Services Co. @                     10,500     309,094
ENSCO International, Inc.             17,600     350,900
Precision Drilling Corp. @            20,900     398,406
Santa Fe International Corp.          16,200     372,600
Smith International, Inc.             11,400     495,187
Vastar Resources, Inc.                 8,000     419,500
                                             -----------
                                               3,275,437
                                             -----------
Financial -- 4.91%
AFLAC, Inc.                            9,800     469,175
CompuCredit Corp. @                    3,000      57,000
Donaldson, Lufkin & Jenrette, Inc. @   1,800      53,100
Equity Residential Properties Trust    6,600     297,413
Hambrecht & Quist Group @              5,600     207,900
Knight/Trimark Group, Inc. @           2,900     174,906
Metris Cos., Inc.                     13,800     562,350
Providian Financial Corp.                900      84,150
The Charles Schwab Corp.               3,700     406,537
                                             -----------
                                               2,312,531
                                             -----------
Hospital/Nursing Management -- 0.75%
Columbia/HCA Healthcare Corp.         15,100     344,469
LifePoint Hospitals, Inc. @              794      10,669
                                             -----------
                                                 355,138
                                             -----------
Internet Services -- 0.81%
AppNet Systems, Inc. @                15,500     208,282
InfoSpace.com, Inc. @                  2,300     108,100
Inktomi Corp. @                          500      65,281
                                             -----------
                                                 381,663
                                             -----------
Managed Health Care -- 2.42%
Foundation Health Systems, Inc. @     27,600     414,000
Oxford Health Plans, Inc. @           28,100     437,306
Wellpoint Health Networks, Inc. @      3,400     288,575
                                             -----------
                                               1,139,881
                                             -----------
Medical Electronics -- 1.16%
Medtronic, Inc.                        4,700     366,013
VISX, Inc. @                           2,300     182,131
                                             -----------
                                                 548,144
                                             -----------
Medical Specialties -- 0.86%
Boston Scientific Corp. @              9,200     404,225
                                             -----------
Medical/Nursing Services -- 1.11%
TLC The Laser Center, Inc. @          10,900     523,200
                                             -----------
Metal Fabrications -- 1.08%
CommScope, Inc. @                     16,600     510,450
                                             -----------
Semiconductor -- 16.87%
Altera Corp. @                        12,200     449,112
Analog Devices, Inc. @                11,200     562,100
Atmel Corp. @                         19,000     497,562

--------------------------------------------------------------------------------

NORTHSTAR MID-CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

Security                                   Shares/Principal Amount       Value
-------------------------------------------------------------------------------
Semiconductor -- continued
Broadcom Corp. @                                             2,600 $   375,863
Conexant Systems, Inc. @                                    10,900     632,881
Cypress Semiconductor Corp. @                               26,700     440,550
Lattice Semiconductor Corp. @                                7,900     491,775
Linear Technology Corp.                                      7,600     511,100
LSI Logic Corp. @                                            8,800     405,900
Maker Communications, Inc. @                                15,200     471,200
Maxim Integrated Products, Inc. @                            7,500     498,750
Micrel, Inc. @                                               5,000     370,000
Microchip Technology, Inc. @                                11,000     521,125
Micron Technology, Inc.                                      6,200     249,938
National Semiconductor Corp. @                              23,500     594,844
Vitesse Semiconductor Corp. @                                6,900     465,319
Xilinx, Inc. @                                               7,200     412,200
                                                                   -----------
                                                                     7,950,219
                                                                   -----------
Services to Health Industry -- 0.42%
Express Scripts, Inc. @                                      3,300     198,619
                                                                   -----------
Telecommunications -- 0.37%
Viatel, Inc. @                                               3,100     173,988
                                                                   -----------
Telecommunications Equipment -- 7.15%
ADC Telecommunications, Inc. @                               3,200     145,800
ADTRAN, Inc. @                                               8,600     312,825
CIENA, Corp. @                                               3,300      99,619
Comverse Technology, Inc. @                                  8,600     649,300
General Instrument Corp. @                                  10,400     442,000
Motorola, Inc.                                               5,100     483,225
QUALCOMM, Inc. @                                             5,300     760,550
RF Micro Devices, Inc. @                                     6,400     477,600
                                                                   -----------
                                                                     3,370,919
                                                                   -----------
Utilities -- 1.78%
The Montana Power Co.                                        5,600     394,800
Washington Gas Light Co.                                    17,100     444,600
                                                                   -----------
                                                                       839,400
                                                                   -----------
Total Common Stocks
(cost $34,480,433)                                                  46,532,742
                                                                   -----------
Total Investment Securities -- 98.74%
(cost $34,480,433)                                                  46,532,742
Repurchase Agreement -- 2.85%
Agreement with State Street Bank and
Trust bearing interest at 4.70% dated
6/30/99, to be repurchased 7/01/99 in the
amount of $1,342,175 and collateralized
by $1,355,000 U.S. Treasury Notes, 6.25%
due 2/15/07, value $1,371,606
(cost $1,342,000)                                       $1,342,000   1,342,000
Liabilities in excess of other assets -- (1.59%)                      (748,580)
                                                                   -----------
Net Assets -- 100.00%                                              $47,126,162
                                                                   ===========

@Non-income producing security.
**American Depositary Receipts.

See accompanying notes to financial statements.
--------------------------------------------------------------------------------

NORTHSTAR EQUITY TRUST
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 1999

                                                                     Northstar
                                                                       Mid-Cap
                                                                   Growth Fund
                                                                   -----------
ASSETS:
Investments in securities, at value (cost $34,480,433)             $46,532,742
Repurchase agreements                                                1,342,000
Cash                                                                       907
Receivable for investments sold                                        710,576
Receivable for shares of beneficial interest sold                       60,922
Dividends and interest receivable                                       13,674
Prepaid expenses                                                         7,500
                                                                   -----------
  Total Assets                                                      48,668,321
                                                                   -----------
LIABILITIES:
Payable for investments purchased                                    1,453,593
Investment advisory fee payable                                         36,168
Audit fee payable                                                       11,880
Custodian fee payable                                                   19,713
Printing fee payable                                                     6,412
Payable for fund shares repurchased                                      5,270
Administrative service fees payable                                      4,072
Transfer agent fee payable                                               1,905
Distribution fee payable                                                 1,016
Accrued expenses                                                         2,130
                                                                   -----------
  Total Liabilities                                                  1,542,159
                                                                   -----------
Net Assets                                                         $47,126,162
                                                                   ===========
NET ASSETS WERE COMPOSED OF:
Capital paid in for shares of benefical interest, $.01 par value
 outstanding (unlimited shares authorized)                         $26,936,206
Accumulated net investment loss                                       (233,867)
Undistributed net realized gain on investments                       8,371,514
Net unrealized appreciation of investments                          12,052,309
                                                                   -----------
  Net Assets                                                       $47,126,162
                                                                   ===========
Class A:
Net Assets                                                         $ 1,519,468
                                                                   -----------
Shares outstanding                                                      88,313
                                                                   -----------
Net asset value and redemption value per share (net assets/shares
 outstanding)                                                      $     17.21
                                                                   ===========
Maximum offering price per share (net asset value plus sales
 charge of 4.75% of offering price)                                $     18.07
                                                                   ===========
Class B:
Net Assets                                                         $   749,893
                                                                   -----------
Shares outstanding                                                      43,594
                                                                   -----------
Net asset value and offering price per share* (net assets/shares
 outstanding)                                                      $     17.20
                                                                   ===========
Class C:
Net Assets                                                         $   384,907
                                                                   -----------
Shares outstanding                                                      22,441
                                                                   -----------
Net asset value and offering price per share* (net assets/shares
 outstanding)                                                      $     17.15
                                                                   ===========
Class I:
Net Assets                                                         $44,471,894
                                                                   -----------
Shares outstanding                                                   2,574,798
                                                                   -----------
Net asset value, offering and redemption price per share (net
 assets/shares outstanding)                                        $     17.27
                                                                   ===========

* Redemption price per share varies with the length of time Class B and C shares are held.
See accompanying notes to financial statements.
--------------------------------------------------------------------------------

NORTHSTAR EQUITY TRUST
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 1999

                                                        Northstar
                                                          Mid-Cap
                                                      Growth Fund
                                                      -----------
INVESTMENT INCOME:
Dividends (net of withholding tax of $283)            $    36,567
Interest                                                   29,693
                                                      -----------
Total investment income                                    66,260
                                                      -----------
EXPENSES:
Investment advisory fees                                  197,576
Distribution fees:
Class A                                                     1,708
Class B                                                     1,120
Class C                                                       836
Transfer agent fees and expenses:
Class A                                                     1,769
Class B                                                       367
Class C                                                       342
Class I                                                    18,003
Custodian and fund accounting                              24,974
Administrative service fees                                20,212
Printing and postage                                       12,083
Registration fees                                           9,686
Audit                                                       8,690
Miscellaneous expenses                                      8,042
                                                      -----------
                                                          305,408
Less expenses reimbursed by management company              5,281
                                                      -----------
  Total expenses                                          300,127
                                                      -----------
Net investment loss                                      (233,867)
                                                      -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                        9,071,197
Net change in unrealized appreciation of investments    2,682,844
                                                      -----------
  Net realized and unrealized gain on investments      11,754,041
                                                      -----------
Increase in net assets resulting from operations      $11,520,174
                                                      ===========

See accompanying notes to financial statements.
[NORTHSTAR EQUITY TRUST LOGO APPEARS HERE]
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                                                                               9

NORTHSTAR EQUITY TRUST
STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                           Northstar Mid-Cap Growth Fund
                                         -----------------------------------
                                           For the six        For the period
                                          months ended   August 20, 1998 (1)
                                         June 30, 1999  to December 31, 1998
                                         -----------------------------------
FROM OPERATIONS:
Net investment loss                        $  (233,867)          $   (53,072)
Net realized gain (loss) on investments      9,071,197              (699,683)
Net change in unrealized appreciation        2,682,844             9,369,465
                                         -----------------------------------
  Increase in net assets resulting from
   operations                               11,520,174             8,616,710
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares             1,432,341            25,619,790
Cost of shares redeemed                       (104,295)              (58,558)
                                         -----------------------------------
Net increase in net assets derived from
 capital share transactions                  1,328,046            25,561,232
                                         -----------------------------------
Net increase in net assets                  12,848,220            34,177,942
NET ASSETS:
Beginning of period                         34,277,942               100,000
                                         -----------------------------------
End of period                              $47,126,162           $34,277,942
                                         ===================================
Accumulated net investment loss            $  (233,867)          $         0
                                         ===================================

(1) Commencement of operations.

See accompanying notes to financial statements.
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10

NORTHSTAR EQUITY TRUST
FINANCIAL HIGHLIGHTS (UNAUDITED)
SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST
OUTSTANDING THROUGHOUT EACH PERIOD
                                                                          [LOGO]

                                                                                                             Ratio of
                                           Net                                                                expense
          Net Asset                 realized &      Total Net Asset         Net Assets,       Ratio of  reimbursement
             Value,           Net   unrealized       from    Value,              end of       expenses     to average
 Period   beginning    investment      gain on investment    end of  Total       period     to average     net assets
 ended    of period income (loss)  investments operations    period return      (000's) net assets (1)            (1)
----------------------------------------------------------------------------------------------------------------------
                                                       Mid-Cap Growth Fund Class A
                                                       ---------------------------
8/20/98-
12/31/98     $10.00        ($0.03)       $2.99      $2.96    $12.96  29.60%        $610           1.80%          0.62%
6/30/99       12.96         (0.09)        4.34       4.25     17.21  32.79        1,519           1.80           0.22
                                                       Mid-Cap Growth Fund Class B
                                                       ---------------------------
8/20/98-
12/31/98      10.00         (0.03)        3.00       2.97     12.97  29.70          140           2.50           0.77
6/30/99       12.97         (0.05)        4.28       4.23     17.20  32.61          750           2.50           0.25
                                                       Mid-Cap Growth Fund Class C
                                                       ---------------------------
8/20/98-
12/31/98      10.00         (0.04)        3.00       2.96     12.96  29.60           87           2.50           0.72
6/30/99       12.96         (0.08)        4.27       4.19     17.15  32.33          385           2.50           0.33
                                                       Mid-Cap Growth Fund Class I
                                                       ---------------------------
8/20/98-
12/31/98      10.00         (0.02)        3.01       2.99     12.99  29.90       33,441           1.50           0.51
6/30/99       12.99         (0.09)        4.37       4.28     17.27  32.95       44,472           1.50           0.02
            Ratio of net
              investment
                    loss
 Period       to average   Portfolio
 ended    net assets (1)    turnover
----------------------------------------------------------------------------------------------------------------------
                                                       Mid-Cap Growth Fund Class A
                                                       ---------------------------
8/20/98-
12/31/98           (1.10)%        61%
6/30/99            (1.45)        124
                                                       Mid-Cap Growth Fund Class B
                                                       ---------------------------
8/20/98-
12/31/98           (2.05)         61
6/30/99            (2.12)        124
                                                       Mid-Cap Growth Fund Class C
                                                       ---------------------------
8/20/98-
12/31/98           (2.04)         61
6/30/99            (2.14)        124
                                                       Mid-Cap Growth Fund Class I
                                                       ---------------------------
8/20/98-
12/31/98           (0.70)         61
6/30/99            (1.17)        124

(1) Annualized

See accompanying notes to financial statements.

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                                                                              11

NORTHSTAR EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 1999 (UNAUDITED)

Note 1. Organization and Significant Accounting Policies

  Organization -- The Northstar Equity Trust (the "Trust"), a business trust, was organized under the laws of the Commonwealth of Massachusetts on June 12, 1998 and registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The name of the investment series (the "Fund") which comprises the Trust and its respective investment objectives are set forth below.

  Northstar Mid-Cap Growth Fund, ("Mid-Cap Growth Fund") is a diversified portfolio with the investment objective of long term appreciation by investing in equity securities. The Fund seeks to achieve its objective through invest-ments primarily in mid-sized companies the portfolio manager identifies as an above average prospect for growth.

  Security Valuation -- Equity securities are valued at the closing sale prices reported on recognized securities exchanges or lacking any sales, at the last available bid price. Prices of long-term debt securities are valued on the basis of last reported sales price, or if no sales are reported, the value is determined based upon the mean of representative quoted bid and asked prices for such securities, or, if such prices are not available, at prices provided by market makers, or at prices for securities of comparable maturity, quality and type. Short-term debt instruments with remaining maturities of less than 60 days are valued at amortized cost, unless the Trustees determine that amortized cost does not reflect the fair value of such obligations. Secu-rities for which market quotations are not readily available are valued at fair value determined in good faith by or under direction of the Trustees of the Trust. The books and records of the Funds are maintained in U.S. dollars. Securities quoted in foreign currencies are translated into U.S. dollars based on the prevailing exchange rates on that day. The Adviser uses independent pricing services to price the Funds' securities.

  Security Transactions, Investment Income, Expenses-- Security transactions are recorded on the trade date. Realized gains or losses on sales of invest-ments are calculated on the identified cost basis. Interest income is recorded on the accrual basis except when collection is not expected; discounts are ac-creted, and premiums amortized to par at maturity; dividend income is recorded on the ex-dividend dates. Income, expenses (except class specific expenses), and realized/unrealized gains/losses, are allocated proportionately to the Fund's class of shares based upon the relative net asset value.

  Distributions to Shareholders -- Dividends are paid annually by the Mid-Cap Growth Fund. Distributions of net realized capital gains, if any, are declared annually; however, to the extent that a net realized capital gain can be re-duced by a capital loss carryover, such gain will not be distributed.

  Foreign Currency -- The Fund isolates that portion of the results of opera-tions resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

  Net realized and unrealized gain (loss) on foreign currency transactions represents the foreign exchange: (1) gains and losses from the sale of hold-ings of foreign currencies, (2) gains and losses between trade date and set-tlement date on investment securities transactions and forward exchange con-tracts, and (3) gains and losses from the difference between amounts of inter-est and dividends recorded and the amounts actually received. Net change in unrealized appreciation (depreciation) of investments and foreign currency arise from changes in the value of assets and liabilities including invest-ments in securities resulting from changes in the exchange rate.

  Foreign Currency Forward Contracts -- The Fund may enter into foreign cur-rency forward contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Fund agrees to receive or de-liver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of en-try into the contracts and the forward rates at the reporting date, is in-cluded in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the state-
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12

NORTHSTAR EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 1999 (UNAUDITED)

                                                                          [LOGO]

ment of operations. These instruments involve market and/or credit risk in ex-cess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and inter-est rates.

  Options -- The Fund may write (sell) and purchase put and call options. The premium collected or paid by the Fund for the sale or purchase of a call or put option is recorded as an investment and subsequently "marked to market" to reflect the current market value of the option. If an option which the Fund has sold or purchased expires on the stipulated expiration date, the Fund re-alizes a gain or loss in the amount of the premium received or paid for the option.

  For written options, the Fund's obligation may be discharged in three ways:
(1) the option expires on the stipulated expiration date; (2) the option holder exercises the right to call (buy) or put (sell) the security, or (3) the Fund enters into a closing transaction. If the option is held until expi-ration, the Fund recognizes a gain equal to the amount of premium received. If the written call option is exercised by the counterparty, the premium is added to the proceeds from the sale of the underlying security or currency in deter-mining whether the Fund has realized a gain or loss. If the written put option is exercised by the counterparty, the premium reduces the cost basis of the securities purchased by the Fund. If the Fund enters into a closing transac-tion, a gain or loss is recognized equal to the difference between the premium received by the Fund from the counterparty and the amount paid by the Fund on effecting a closing purchase transaction, including brokerage commissions. As the writer of options, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option.

  Futures contracts -- The Fund may invest in futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market or interest rates.

  Initial margin deposits made upon entering into futures contracts are recog-nized as assets due from the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the daily market value of the contract.

  Variation margin payments are received or made by the Fund each day, depend-ing upon the daily fluctuations in the fair value of the underlying instru-ment. The Fund recognizes a gain or loss equal to the daily variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

  Should market conditions move unexpectedly, the Fund may not achieve the an-ticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the under-lying hedged assets.

  Repurchase Agreements -- The Fund's Custodian takes possession of collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including ac-crued interest, is at least equal to the repurchase price. In the event of de-fault of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy pro-ceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

  Federal Income Taxes -- The Trust intends to comply with the special provi-sions of the Internal Revenue Code available to investment companies and to distribute all of the taxable net income to their respective shareholders. Therefore, no Federal income tax provision or excise tax provision is re-quired.

  Management's Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of

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                                                                             13

NORTHSTAR EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 1999 (UNAUDITED)

assets and liabilities at the date of financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2. Investment Adviser, Administrator and Distributor

  Northstar Holding, Inc. (and its wholly owned operating subsidiaries, Northstar Investment Management Corp., Northstar Distributors, Inc., and Northstar Administrators Corp.) is an indirect wholly owned subsidiary of Reliastar Financial Corp. Northstar Investment Management Corp. (the "Advis-er") serves as the Fund's investment adviser. The Mid-Cap Growth Fund pays the Adviser an investment advisory fee calculated at an annual rate of 1.00% of average daily net assets. For the six months ended June 30, 1999, the Adviser earned $197,576 in investment advisory fees. The Adviser has voluntarily un-dertaken to limit the expenses of the Mid-Cap Growth Fund to 1.80% (Class A), 2.50% (Class B&C), and 1.50% (Class I) of each respective class's average net assets. The Adviser will reimburse the Fund for amounts in excess of such lim-its, up to the total amount of fees received during the period. As of June 30, 1999, the Adviser's reimbursements totaled $5,281 for the Mid-Cap Growth Fund. Northstar Administrators Corp. (the "Administrator"), an affiliate of the Ad-viser, serves as the Fund's administrator. The Fund pays the Administrator a fee calculated at an annual rate of 0.10% of the Fund's average daily net as-sets, and an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares. For the six months ended June 30, 1999, the Administrator earned $20,212 in administrative and account servicing fees. Northstar Distributors, Inc. (the "Distributor"), an affiliate of the Adviser and the Administrator, is the distributor of the Fund's shares. Under separate Distribution Plans pertaining to Class A, Class B, and Class C shares, the Trust pays the Distributor monthly service fees at an annual rate of 0.25% of the average daily net assets in the case of Class A, Class B, and Class C shares, and monthly distribution fees at the annual rate of 0.05% of the average daily net assets of Class A shares and 0.75% of the average daily net assets of Class B and Class C shares. Class I does not pay distribution and service fees. At June 30, 1999, the Trust owed the Dis-tributor $1,016 in service and distribution fees. The Distributor also re-ceives the proceeds of initial sales charges paid by shareholders upon the purchase of Class A shares and contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, B and C shares. For the six months ended June 30, 1999, the Distributor earned the following amounts in sales charges:

                                   Class A Class B Class C
                                   Shares  Shares  Shares
                                   ------- ------- -------
Initial sales charges               $154      n/a    n/a
Contingent deferred sales charges   $  0   $1,001    $ 0

Note 3. Purchases and Sales of Investment Securities

  The aggregate cost of purchases and proceeds from sales of investments (ex-cluding short-term investments) for the six months ended June 30, 1999, were as follows:

                       Mid-Cap
                     Growth Fund
                     -----------
Aggregate purchases  $48,891,329
Aggregate sales      $47,485,054

Note 4. Portfolio Securities (Tax Basis)

  The cost of securities for federal income tax purposes and the aggregate ap-preciation and depreciation of securities at June 30, 1999, were as follows:

                               Mid-Cap
                             Growth Fund
                             -----------
Cost (tax basis)             $34,480,433
                             -----------
Appreciated securities        12,242,803
Depreciated securities          (190,494)
                             -----------
Net unrealized appreciation  $12,052,309
                             ===========

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14

NORTHSTAR EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 1999 (UNAUDITED)

                                                                          [LOGO]

Note 5. Capital Share Transactions

  Transactions in capital shares of the Fund for the six months ended June 30, 1999, were as follows:

                               Mid-Cap Growth Fund
                 ---------------------------------------------------
                     Class A           Class B           Class C
                 ----------------  ----------------  ---------------
                 Shares   Amount   Shares   Amount   Shares  Amount
                 ------  --------  ------  --------  ------ --------
Shares sold      45,134  $617,061  35,747  $568,373  15,730 $246,907
Shares redeemed  (3,866)  (62,136) (2,994)  (42,159)      0        0
                 ------  --------  ------  --------  ------ --------
Net increase     41,268  $554,925  32,753  $526,214  15,730 $246,907
                 ======  ========  ======  ========  ====== ========

  Transactions in capital shares of the Fund for the period ended December 31, 1998, were as follows:

                                         Mid-Cap Growth Fund
                 ----------------------------------------------------------------------
                     Class A           Class B        Class C            Class I
                 ----------------  --------------- -------------- ---------------------
                 Shares   Amount   Shares  Amount  Shares Amount   Shares     Amount
                 ------  --------  ------ -------- ------ ------- --------- -----------
Shares sold      43,111  $429,944  10,841 $119,263 6,711  $70,583 2,574,798 $25,000,000
Shares redeemed  (6,066)  (58,558)      0        0     0        0         0           0
                 ------  --------  ------ -------- -----  ------- --------- -----------
Net increase     37,045  $371,386  10,841 $119,263 6,711  $70,583 2,574,798 $25,000,000
                 ======  ========  ====== ======== =====  ======= ========= ===========

Note 6. Compensating Balance Arrangement

  The Fund has an informal compensating balance with the Custodian whereby the Fund may have overdrafts in it's respective accounts and has no interest as-sessed on the overdrafts. In return, the Fund is required to maintain positive balances to offset negative balances. The required deposits are calculated by dividing the overdrawn amounts by 0.90. At June 30, 1999, the Fund did not have any compensating balances.

Note 7. Security Loans

  The Fund may lend its securities to brokers, dealers and other financial in-stitutions in amounts up to one third of the value of its total assets. The loans are fully collateralized at all times by cash or liquid high grade secu-rities. As with other extensions of credit, the Fund may bear risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its se-curities in the form of fees or all or a portion of the income from investments of the collateral. The Fund also continues to earn income on the securities loaned. At June 30, 1999, the Fund did not have any securities on loan.

Note 8. Federal Income Tax -- Capital Loss Carryforward

  At December 31, 1998, the Mid-Cap Growth Fund had capital loss carryforwards expiring December 31, 2006 of $699,683.

Note 9. Letter of Credit

  The Northstar Funds, Northstar Equity Trust, Northstar Galaxy Trust and Northstar Trust (collectively the "Funds") have entered into an unsecured com-mitted revolving line of credit agreement (the "Credit Agreement") with State Street Bank and Trust Company for an aggregate amount of $50,000,000. The pro-ceeds may be used only to (1) temporarily finance the purchase and sale of se-curities; (2) finance the redemption of shares of an investor in the Funds; and
(3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The fund pays a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Dur-ing the six months ended June 30, 1999, the Fund did not have any loans out-standing.

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                                    [LOGO]
                                   NORTHSTAR
                                 EQUITY TRUST


                                                                    630 TRUST SA